UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 3, 2016

DENBURY RESOURCES INC.
(Exact name of registrant as specified in its charter)

Delaware	1-12935	20-0467835
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5320 Legacy Drive
Plano, Texas
(Address of principal executive offices)

75024
(Zip code)

(972) 673-2000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02 – Results of Operations and Financial Condition

On May 5, 2016, Denbury Resources Inc. (the “Company”) issued a press release announcing its 2016 first quarter financial and operating results. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished in this Item 2.02 and in Exhibit 99.1 hereto shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission (unless otherwise specifically provided therein), whether or not filed under the Securities Act of 1933, as amended (the “1933 Act”), or the 1934 Act, regardless of any general incorporation language in any such document.

Section 3 – Securities and Trading Markets

Item 3.02 – Unregistered Sales of Equity Securities

The information in Item 8.01 below is incorporated by reference into this Item 3.02.

Section 8 – Other Events

Item 8.01 – Other Events

On May 3, 2016, the Company issued a press release announcing that it had entered into privately negotiated exchange agreements with holders of $839.4 million in aggregate principal amount of its outstanding senior subordinated notes (the “Old Notes”) to exchange that principal amount of Old Notes for $482.9 million in aggregate principal amount of the Company’s new 9% Senior Secured Second Lien Notes due 2021 (the “New Notes”) and 33.6 million shares of the Company’s common stock, par value $0.001 per share (the “Shares”). A copy of the press release is filed as Exhibit 99.2 hereto and incorporated by reference herein.

On May 4, 2016, the Company entered into additional privately negotiated exchange agreements with holders of Old Notes who entered into exchanges on May 3, 2016 or who needed additional time to complete necessary documentation. Pursuant to the exchange agreements entered into this week, the Company will exchange $531.2 million in aggregate principal amount of New Notes and 36.9 million Shares for $922.6 million in principal amount of Old Notes, consisting of $126.6 million in aggregate principal amount of its outstanding 6⅜% Senior Subordinated Notes due 2021, $351.7 million in aggregate principal amount of its outstanding 5½% Senior Subordinated Notes due 2022 and $444.3 million in aggregate principal amount of its 4⅝% Senior Subordinated Notes due 2023. The Company expects that the exchanges will close on May 10, 2016, subject to customary closing conditions. The New Notes and Shares are being offered in reliance on the exemption from registration under the 1933 Act provided by Section 4(a)(2) therein.

Section 9 – Financial Statements and Exhibits

Item 9.01 – Financial Statements and Exhibits

(d)	Exhibits.

The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit Number	Description
99.1*	Denbury Press Release, dated May 5, 2016.
99.2*	Denbury Press Release, dated May 3, 2016.

*	Included herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Denbury Resources Inc. (Registrant)
Date: May 5, 2016	By:	/s/ James S. Matthews
James S. Matthews
Senior Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Denbury Press Release, dated May 5, 2016.
99.2	Denbury Press Release, dated May 3, 2016.